SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 30, 2004
                        (Date of earliest event reported)



                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   333-107959             51-0368240
          --------                   ----------             ----------
        (State or Other             (Commission           (I.R.S. Employer
Jurisdiction of Incorporation)      File Number)        Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office)            (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                                           --------------


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Section 8 - Other Events

Item 8.01 - Other Events

                On or about August 30, 2004, the Registrant will cause the issuance and sale of 2004 - QA3 Mortgage Asset-Backed Pass-Through Certificates (the "Certificates") pursuant to a Series Supplement dated as of August 1, 2004 to the Standard Terms of Pooling and Servicing Agreement dated as of April 1, 2004, among the Registrant, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

                  In  connection   with  the  expected  sale  of  the  2004-QA3
         Certificates (other than a de minimis portion of the Class R-I and Class R-II Certificates) to Credit Suisse First Boston (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-107959, which Computational Materials are being filed manually on Form SE dated August 30, 2004.

                  The   Computational   Materials  have  been  provided  by  the
         Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  The  Computational  Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates.

Section 9 - Financial Statments and Exhibits.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits


                 ITEM 601(A) OF
EXHIBIT NO.      REGULATION S-K
                 EXHIBIT NO.                      DESCRIPTION

    1              99                        Computational Materials

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                     RESIDENTIAL ACCREDIT LOANS, INC.

                                     By:      /s/ Joseph Orning
                                        ------------------------------------
                                     Name:    Joseph Orning
                                     Title:   Vice President



Dated:  August 30, 2004

                   EXHIBIT INDEX


            Item 601 (a) of        Sequentially
Exhibit     Regulation S-K         Numbered
Number      Exhibit No.            Description               Page
-------     -----------            ------------------        --------

1              99               Computational Materials    Filed Manually